UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2005

Fulton Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania		17604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-390-2290

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Director Compensation

On June 21, 2005, the board of directors of Fulton Financial Corporation ("Fulton") approved the following changes in fees to be paid to its non-emloyee directors, effective July 1, 2005:

The annual retainer paid to each Fulton director was increased from $12,000 to $20,000. The annual retainer paid to the Chair of the Audit Committee was increased from $2,500 to $10,000. An annual retainer of $2,500 will be paid to the Chair of the Executive Compensation Committee and the annual retainer of $2,500 that is paid to the Chair of the Executive Committee was not changed. No change was made in the $1,000 fee paid to directors for each board meeting attended or the $1,000 fee paid for each board committee meeting attended on a non-board meeting day. These fee adjustments were made following a review of information from peer group banks.

Stock Options and Restricted Stock Awards

On June 21, 2005, Fulton Financial Corporation ("Company") awarded Restricted Stock and incentive and nonqualified Stock Options under the Company's 2004 Stock Option and Compensation Plan ("Plan")to certain of its officers, including the following executive officers:

Rufus A. Fulton, Jr. 15,000 shares of restricted stock
R. Scott Smith, Jr. 62,500 stock options
Charles J. Nugent 53,750 stock options
Richard J. Ashby, Jr. 45,000 stock options

The grant date for both the restricted stock and the stock options is July 1, 2005.
A copy of the form of the Stock Option agreement is filed as exhibit 10.1 hereto. A copy of the form of the Restricted Stock agreement is filed as exhibit 10.2 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In accordance with the Agreement and Plan of Merger between Fulton Financial Corporation ("Fulton") and SVB Financial Services, Inc. ("Somerset"), Fulton, on June 21, 2005, appointed Mr. Willem Kooyker, a Somerset director, to the Fulton board of directors effective as of Fulton's next Board of Directors meeting following the merger effective date. The merger is expected to become effective on July 1, 2005, and the next Fulton board meeting is scheduled for July 19, 2005. Following his appointment, Mr. Kooyker will serve until the 2006 annual meeting of Fulton's shareholders, and he will be nominated to stand for election at that meeting for a new term.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Form of Stock Option Agreement

10.2 Form of Restrcited Stock Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation

June 27, 2005	By:	Charles J. Nugent

Name: Charles J. Nugent
Title: Senior Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Stock Option Agreement
10.2	Form of Restrcited Stock Agreement